Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2024 Financial Results
Record sales for FlashBlade portfolio including FB//E
Expect nearly $400 Million of Combined Annual Evergreen//One and Evergreen//Flex Sales
Increased Operating Margin Annual Guidance

SANTA CLARA, Calif. – November 29, 2023 – Today Pure Storage (NYSE: PSTG), the IT pioneer that delivers the world's most advanced data storage technology and services, announced financial results for its third quarter fiscal 2024 ended November 5, 2023.

"Pure continues to see extraordinary growth in our Evergreen Storage-as-a-Service consumption services providing customers with a Cloud Operating Model for their multi-cloud infrastructure,” said Charles Giancarlo, Chairman and CEO, Pure Storage. “And we have raised the bar for data storage management with strong SLAs that guarantee no change management downtime or disruption, and no future data migrations for hardware changes or replacements — all while simplifying data storage operations, optimizing cloud storage, and reducing costs.”

Third Quarter Financial Highlights

•Revenue $762.8 million, an increase of 13% year-over-year
•Subscription services revenue $309.6 million, up 26% year-over-year
•Subscription annual recurring revenue (ARR) $1.3 billion, up 26% year-over-year
•Remaining performance obligations (RPO) $2.0 billion, up 30% year-over-year
•GAAP gross margin 72.5%; non-GAAP gross margin 74.0%
•GAAP operating income $74.2 million; non-GAAP operating income $169.1 million
•GAAP operating margin 9.7%; non-GAAP operating margin 22.2%
•Operating cash flow $158.4 million; free cash flow $113.4 million
•Total cash, cash equivalents, and marketable securities $1.35 billion
•Returned approximately $22.4 million in Q3 to stockholders through share repurchases of 0.6 million shares

"We are pleased to see strengthening demand across our data storage platform, including the growth of our Evergreen//One Storage-as-a-Service offering, while also expanding our operating margin,” said Kevan Krysler, Chief Financial Officer, Pure Storage. “Our business strategy continues to focus on continually increasing the value we provide to our customers including our consumption and subscription based offerings."

Third Quarter Company Highlights

•Industry-First Paid Power and Rack Commitment: In Q3, Pure tackled the growing challenges of managing rising electricity costs and rack unit space with the introduction of a first of its kind program which will pay for its customers’ power and rack space through an Evergreen//One Storage as-a-Service and Evergreen//Flex subscription, taking responsibility for the associated costs of power and rack unit to run our offerings.

•Storage as-a-Service Innovation: Already a leader in service-level agreement (SLA) guarantees, Pure added three new SLA guarantees for No Data Migration, Zero Data Loss, and Power and Space Efficiency across its family of Evergreen (//Forever, //One, //Flex) offerings.

•General Availability (GA) of FlashArray//E: FlashArray//E has begun shipping, completing the //E family of products. The combination of FlashArray//E and FlashBlade//E starting from 1 PB, taking Pure’s all-flash promise to the heart of the now-legacy disk market.

•Leader in Gartner Magic Quadrant for Distributed File Systems & Object Storage: Pure was named a leader for the third consecutive year in the rapidly growing storage market for unstructured data.

Fourth Quarter and FY24 Guidance

Q4 and FY24 revenue and revenue growth rates are reflective of continuing outperformance and increased momentum in Evergreen//One Storage-as-a-Service.

	Q4FY24	FY24
Revenue	$782M	$2.82B
Non-GAAP Operating Income	$150M	$450M
Non-GAAP Operating Margin	19%	16%

These statements are forward-looking and actual results may differ materially. Refer to the Forward Looking Statements section below for information on the factors that could cause our actual results to differ materially from these statements. Pure has not reconciled its guidance for non-GAAP operating income and non-GAAP operating margin to their most directly comparable GAAP measures because certain items that impact these measures are not within Pure’s control and/or cannot be reasonably predicted. Accordingly, reconciliations of these non-GAAP financial measures guidance to the corresponding GAAP measures are not available without unreasonable effort.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2024 results at 2:00 pm PT today, November 29, 2023. A live audio broadcast of the conference call will be available on the Pure Storage Investor Relations website. Pure will also post its earnings presentation and prepared remarks to this website concurrent with this release.

A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at 1-800-770-2030 (or 1-647-362-9199 for international callers) with passcode 5667482.

Additionally, Pure is scheduled to participate at the following investor conferences:

UBS Global Technology Conference
Date: Thursday, November 30, 2023
Time: 7:55 a.m. PT / 10:55 a.m. ET
Chief Technology Officer Rob Lee

Barclays Global Technology Conference
Date: Wednesday, December 6, 2023
Time: 12:45 p.m. PT / 3:45 p.m. ET
Chairman and CEO Charles Giancarlo, and CFO Kevan Krysler

The presentations will be webcast live and archived on Pure's Investor Relations website at investor.purestorage.com.

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About Pure Storage

Pure Storage (NYSE: PSTG) uncomplicates data storage, forever. Pure delivers a cloud experience that empowers every organization to get the most from their data while reducing the complexity and expense of managing the infrastructure behind it. Pure’s commitment to providing true storage as-a-service gives customers the agility to meet changing data needs at speed and scale, whether they are deploying traditional workloads, modern applications, containers, or more. Pure believes it can make a significant impact in reducing data center emissions worldwide through its environmental sustainability efforts, including designing products and solutions that enable customers to reduce their carbon and energy footprint. And with the highest Net Promoter Score in the industry, Pure's ever-expanding list of customers are among the happiest in the world. For more information, visit www.purestorage.com.

Analyst Recognition

Leader in the 2023 Gartner Magic Quadrant for Primary Storage
Leader in the 2023 Gartner Magic Quadrant for Distributed File Systems & Object Storage

Connect with Pure

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Pure Storage, the Pure P Logo, Portworx, and the marks on the Pure Trademark List at www.purestorage.com/legal/productenduserinfo.html are trademarks of Pure Storage, Inc. Other names are trademarks of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period financial results, demand for our products and subscription services, including Evergreen//One, our technology and product strategy, specifically customer priorities around sustainability, the benefits to our customers of using our products, our ability to perform during current macro conditions and expand market share, our sustainability goals and benefits, the timing and magnitude of large orders, the impact of inflation, economic or supply chain disruptions, our expectations regarding our product and technology differentiation, including FlashBlade//E and FlashArray//E, new customer acquisition, the continued success of the Portworx technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.

Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 5, 2023. All information provided in this release and in the attachments is as of November 29, 2023, and Pure undertakes no duty to update this information unless required by law.

Key Business Metrics

Subscription ARR is a key business metric that refers to total annualized contract value of all active subscription agreements on the last day of the quarter, plus on-demand revenue for the quarter multiplied by four.

Sales, or bookings, of Pure's Evergreen//One and Evergreen//Flex offerings is an operating metric, representing the value of orders received and/or expected to be received during the fiscal year.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, and free cash flow.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt issuance costs related to debt, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, and costs associated with the exit of certain operations and closing of certain leased facilities that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Contacts

Paul Ziots -- Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom -- Global Communications, Pure Storage
pr@purestorage.com

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PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Third Quarter of Fiscal 2024	Fiscal 2023

Assets
Current assets:
Cash and cash equivalents	$529,191	$580,854
Marketable securities	821,868	1,001,352
Accounts receivable, net of allowance of $1,178 and $1,057	636,324	612,491
Inventory	46,211	50,152
Deferred commissions, current	74,303	68,617
Prepaid expenses and other current assets	139,129	161,391
Total current assets	2,247,026	2,474,857
Property and equipment, net	337,559	272,445
Operating lease right-of-use-assets	126,558	158,912
Deferred commissions, non-current	190,614	177,239
Intangible assets, net	36,868	49,222
Goodwill	361,427	361,427
Restricted cash	9,960	10,544
Other assets, non-current	45,497	38,814
Total assets	$3,355,509	$3,543,460

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$101,092	$67,121
Accrued compensation and benefits	149,705	232,636
Accrued expenses and other liabilities	141,241	123,749
Operating lease liabilities, current	44,301	33,707
Deferred revenue, current	801,562	718,149
Debt, current	—	574,506
Total current liabilities	1,237,901	1,749,868
Long-term debt	100,000	—
Operating lease liabilities, non-current	122,388	142,473
Deferred revenue, non-current	694,945	667,501
Other liabilities, non-current	51,820	42,385
Total liabilities	2,207,054	2,602,227
Stockholders’ equity:
Common stock and additional paid-in capital	2,699,676	2,493,799
Accumulated other comprehensive loss	(10,032)	(15,504)
Accumulated deficit	(1,541,189)	(1,537,062)
Total stockholders' equity	1,148,455	941,233
Total liabilities and stockholders' equity	$3,355,509	$3,543,460

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2024	2023	2024	2023

Revenue:
Product	$453,277	$431,281	$1,161,978	$1,247,045
Subscription services	309,561	244,769	878,838	696,182
Total revenue	762,838	676,050	2,040,816	1,943,227
Cost of revenue:
Product (1)	126,770	135,546	343,588	395,322
Subscription services (1)	83,321	74,169	244,541	211,576
Total cost of revenue	210,091	209,715	588,129	606,898
Gross profit	552,747	466,335	1,452,687	1,336,329
Operating expenses:
Research and development (1)	182,100	180,008	549,923	506,971
Sales and marketing (1)	231,707	212,140	696,885	637,129
General and administrative (1)	64,729	65,054	192,944	173,300
Impairment and other (2)	—	—	16,766	—
Total operating expenses	478,536	457,202	1,456,518	1,317,400
Income (loss) from operations	74,211	9,133	(3,831)	18,929
Other income (expense), net	5,184	(2,814)	23,619	(8,410)
Income before provision for income taxes	79,395	6,319	19,788	10,519
Income tax provision	9,006	7,106	23,915	11,919
Net income (loss)	$70,389	$(787)	$(4,127)	$(1,400)

Net income (loss) per share attributable to common stockholders, basic	$0.22	$(0.00)	$(0.01)	$(0.00)
Net income (loss) per share attributable to common stockholders, diluted	$0.21	$(0.00)	$(0.01)	$(0.00)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	314,153	300,984	309,842	298,101
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	330,255	300,984	309,842	298,101

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,443	$2,984	$7,056	$7,454
Cost of revenue -- subscription services	6,849	5,814	19,347	16,978
Research and development	43,908	42,390	126,225	120,482
Sales and marketing	19,209	18,441	55,883	54,740
General and administrative	16,557	17,350	46,732	45,460
Total stock-based compensation expense	$87,966	$86,979	$255,243	$245,114
(2) Lease impairment and abandonment charges associated with cease-use of our former corporate headquarters

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2024	2023	2024	2023

Cash flows from operating activities
Net income (loss)	$70,389	$(787)	$(4,127)	$(1,400)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	31,647	25,719	91,560	72,268
Stock-based compensation expense	87,966	86,979	255,243	245,114
Lease impairment and abandonment charges	—	—	16,766	—
Other	(2,814)	(558)	(5,843)	2,473
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable, net	(111,190)	(33,791)	(23,959)	106,216
Inventory	818	(3,849)	5,278	(16,341)
Deferred commissions	(9,501)	549	(19,061)	11,175
Prepaid expenses and other assets	20,044	(40,601)	19,686	(56,164)
Operating lease right-of-use assets	6,763	9,253	26,398	26,073
Accounts payable	7,533	29,065	33,844	22,536
Accrued compensation and other liabilities	4,767	20,085	(52,757)	(17,739)
Operating lease liabilities	(7,454)	(6,897)	(20,587)	(28,339)
Deferred revenue	59,464	69,529	110,856	168,336
Net cash provided by operating activities	158,432	154,696	433,297	534,208
Cash flows from investing activities
Purchases of property and equipment (1)	(45,062)	(39,916)	(151,591)	(97,910)
Acquisition, net of cash acquired	—	—	—	(1,989)
Purchases of marketable securities	(105,108)	(74,878)	(351,725)	(92,129)
Sales of marketable securities	3,747	—	52,495	—
Maturities of marketable securities	109,196	111,302	495,899	352,295
Net cash provided by (used in) investing activities	(37,227)	(3,492)	45,078	160,267
Cash flows from financing activities
Net proceeds from exercise of stock options	3,056	3,867	32,904	19,131
Proceeds from issuance of common stock under employee stock purchase plan	23,870	20,569	45,089	39,965
Principal payments on borrowings and finance lease obligations	(7,515)	(4,568)	(584,582)	(256,145)
Proceeds from borrowings	6,890	—	106,890	—
Tax withholding on vesting of equity awards	(4,755)	(3,143)	(16,582)	(16,130)
Repurchases of common stock	(22,460)	(24,565)	(114,341)	(151,564)
Net cash used in financing activities	(914)	(7,840)	(530,622)	(364,743)
Net increase (decrease) in cash, cash equivalents and restricted cash	120,291	143,364	(52,247)	329,732
Cash, cash equivalents and restricted cash, beginning of period	418,860	663,111	591,398	476,743
Cash, cash equivalents and restricted cash, end of period	$539,151	$806,475	$539,151	$806,475

(1) Includes capitalized internal-use software costs of $5.1 million and $3.7 million for the third quarter of fiscal 2024 and 2023 and $15.7 million and $10.5 million for the first three quarters of fiscal 2024 and 2023.

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Third Quarter of Fiscal 2024						Third Quarter of Fiscal 2023
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,443	(c)					$2,984	(c)
			75	(d)					46	(d)
			—						251	(e)
			3,306	(f)					3,306	(f)
Gross profit --product	$326,507	72.0%	$4,824		$331,331	73.1%	$295,735	68.6%	$6,587		$302,322	70.1%

			$6,849	(c)					$5,814	(c)
			329	(d)					204	(d)
			—						269	(e)
			—						24	(g)
Gross profit -- subscription services	$226,240	73.1%	$7,178		$233,418	75.4%	$170,600	69.7%	$6,311		$176,911	72.3%

			$8,292	(c)					$8,798	(c)
			404	(d)					250	(d)
			—						520	(e)
			3,306	(f)					3,306	(f)
			—						24	(g)
Total gross profit	$552,747	72.5%	$12,002		$564,749	74.0%	$466,335	69.0%	$12,898		$479,233	70.9%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Third Quarter of Fiscal 2024						Third Quarter of Fiscal 2023
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$87,966	(c)					$86,979	(c)
			580	(d)					1,479	(d)
			2,604	(e)					2,098	(e)
			—						3,676	(f)
			3,718	(g)					3,838	(g)
Operating income	$74,211	9.7%	$94,868		$169,079	22.2%	$9,133	1.4%	$98,070		$107,203	15.9%

			$87,966	(c)					$86,979	(c)
			580	(d)					1,479	(d)
			2,604	(e)					2,098	(e)
			—						3,676	(f)
			3,718	(g)					3,838	(g)
			153	(h)					803	(h)
Net income (loss)	$70,389		$95,021		$165,410		$(787)		$98,873		$98,086

Net income (loss) per share -- diluted	$0.21				$0.50		$(0.00)				$0.31
Weighted-average shares used in per share calculation -- diluted	330,255		—		330,255		300,984		15,431	(i)	316,415

(a) GAAP operating margin is defined as GAAP operating income divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating income divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired company.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate duplicate lease costs during the transition of our corporate headquarters.
(g) To eliminate amortization expense of acquired intangible assets.
(h) To eliminate amortization expense of debt issuance costs related to our debt.
(i) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Third Quarter of Fiscal
	2024	2023
Net cash provided by operating activities	$158,432	$154,696
Less: purchases of property and equipment (1)	(45,062)	(39,916)
Free cash flow (non-GAAP)	$113,370	$114,780

(1) Includes capitalized internal-use software costs of $5.1 million and $3.7 million for the third quarter of fiscal 2024 and 2023.